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                               FIRST EAGLE FUNDS

                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 451-3623

                         SUPPLEMENT DATED JULY 1, 2002
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002

We are pleased to announce that Mr. James Jordan, a member of the Board of Trustees since November 1999, has accepted a position with the Adviser as Managing Director. Accordingly, while Mr. Jordan will continue to serve you as a member of the Board of Trustees, he will no longer serve as an Independent Trustee, as defined in the Investment Company Act.

In addition, in the past, First Eagle Funds was registered with the Japanese securities authorities to publicly offer shares in Japan and adopted non-fundamental investment restrictions 13 to 21 (the 'Japanese Law Restrictions') to comply with Japanese securities law requirements. Recently, the Board of Trustees of First Eagle Funds determined that the public offering of shares in Japan was no longer viable and, accordingly, discontinued the offering of shares in Japan. As the Japanese Law Restrictions are no longer necessary, and to increase flexibility in the future, the Board of Trustees has determined to eliminate these restrictions and they are to have no further force or effect following this notice.

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Statement of Additional Information for First Eagle Fund of America, including but not limited to that information related to First Eagle Funds investment restrictions as set forth on pages 9 and 10 and the section entitled 'Trustees, Officers and Principal Shareholders.'